UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2005

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)

432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 14, 2005, Natural Gas Services Group, Inc., or the “Company”, issued a press release announcing Wallace C. Sparkman’s retirement from service as Chairman of the Board and a member of the Board of Directors of Natural Gas Services Group, Inc., effective December 31, 2005.
     On December 22, 2005, the Company issued a press release announcing the appointment of Stephen C. Taylor as Chairman of the Board of Directors, effective January 1, 2006. Mr. Taylor will retain his current positions as President and Chief Executive Officer.
Item 7.01.      Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1 is the press release issued by the Company on December 22, 2005 announcing Mr. Taylor’s appointment as Chairman of the Board.
     Pursuant to General Instruction B.2 of Form 8-K, the information under this Item 7.01 in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Natural Gas whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01.      Financial Statements and Exhibits.
     (c)      Exhibits
     Pursuant to General Instruction B.2 of Form 8-K, Exhibit 99.1 is furnished with this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

99.1	Press release issued December 22, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor,
President and Chief Executive Officer

Dated: December 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued December 22, 2005